SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                 March 30, 1998
                                 --------------

        Bear Stearns Mortgage Securities Inc. (as Seller under a Pooling
       Agreement dated as of March 1, 1998 providing for the issuance of
                   Pass-Through Certificates, Series 1998-2)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                      -------------------------------------
               (Exact name of registrant as specified in charter)

      Delaware                333-13617         13-3633241
      --------                ---------         ----------
      (State or other         (Commission File  (IRS Employer
      jurisdiction of         Number)           Identification No.)
      incorporation)

               245 Park Avenue, New York, New York               10167
               ----------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code (212) 272-2000
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

            Exhibit No.

            1.1 Terms Agreement dated as of March 26, 1998 between the Registrant and Bear, Stearns & Co. Inc.

            4.1 Pooling Agreement dated as of March 1, 1998 between the Registrant and The Bank of New York, as Trustee.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                      -------------------------------------
                                  (Registrant)



Date:  March 30, 1998         By: /s/ Joseph T. Jurkowski, Jr.
                                  ----------------------------
                              Name:   Joseph T. Jurkowski, Jr.
                              Title:  Vice President

                                  EXHIBIT INDEX

                                                         Sequentially
Exhibit Number             Description                   Numbered Page
--------------             -----------                   -------------

1.1                        Terms Agreement dated as
                           of March 26, 1998 between
                           the Registrant and Bear,
                           Stearns & Co. Inc.

4.1                        Pooling Agreement dated as
                           of March 1, 1998 between
                           the Registrant and The
                           Bank of New York, as
                           Trustee.